                                                                Exhibit 10.25


L&I Partners, L.P./BI Pharma KG:  Supply Agreement                       Page: 1
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          Confidential Materials omitted and filed separately with the
         Securities and Exchange Commission. Asterisks denote omissions.

                                                                      May 5,1999

                                SUPPLY AGREEMENT

                                 (ON CAMPATH-1H)


Supply Agreement.........................................................................................3
WITNESSETH...............................................................................................3
1.    DEFINITIONS........................................................................................3
      1.1   "L&I Partners, L.P.".........................................................................3
      1.2   "Contract Research and Development Agreement"................................................4
      1.3   "Product-price"..............................................................................4
      1.4   "Capacity"...................................................................................4
      1.5   "Product"....................................................................................4
      1.6   "Bulk Product"...............................................................................4
      1.7   "Final Product"..............................................................................4
      1.8   "Finished Product"...........................................................................4
      1.9   "Specifications".............................................................................4
      1.10  "Process"....................................................................................4
      1.11  "Certificate of Analysis"....................................................................5
      1.12  "Certificate of Compliance"..................................................................5
      1.13  All other terms..............................................................................5
2.    SUPPLY.............................................................................................5
      2.1   Exclusivity..................................................................................5
      2.2   Capacity, Process and Specifications.........................................................5
      2.3   Approved Facility............................................................................6
      2.4   Subcontracting...............................................................................6
      2.5   Rolling Forecasts............................................................................6
      2.6   Quantities beyond the [**] forecasts.........................................................7
      2.7   Delivery.....................................................................................7
      2.8   Minimum quantities...........................................................................7
      2.9   Exclusivity/Competition......................................................................7
3.    QUALITY/WARRANTY/LIABILITY/INDEMNIFICATION.........................................................8
      3.1   Warranty/Limitation..........................................................................8
      3.2   Tests of the Product and agreed upon Audits..................................................8
      3.3   Defective Product (including loss and inaccurate quantity)...................................8
      3.4   Indemnification by L&I Partners, L.P.........................................................8
      3.5   Infringement of intellectual property rights.................................................9
      3.6   Limitation of Warranty/Liability/Maximum Amount..............................................9
      3.7   Delivery/Risk of Loss........................................................................9
      3.8   Documentation................................................................................9
      3.9   Indemnification by BI Pharma KG.............................................................10
      3.10  Superiority.................................................................................10
4.    SUPPORT REGARDING POST LICENSING ISSUES...........................................................10
5.    PRICE AND PAYMENT.................................................................................10

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
      5.1   Product-price...............................................................................10
      5.2   Surcharge...................................................................................10
      5.3   Payment Conditions..........................................................................10
            (1) PREMARKETING  PHASE:....................................................................10
            (2) MARKETING PHASE:........................................................................10
            (3) SURCHARGE: .............................................................................10
            (4) INVOICE/TRANSFER OF PAYMENTS:...........................................................10
      5.4   Currency/Conversion.........................................................................11
      5.5   Prices Adjustments..........................................................................11
      5.6   Introduction of the Euro....................................................................12
6.    CONFIDENTIALITY...................................................................................13
      6.1   BI Pharma KG................................................................................13
      6.2   L&I Partners, L.P...........................................................................13
      6.3   Exceptions..................................................................................13
7.    LICENSE...........................................................................................14
      7.1   Use of L&I Partners, L.P. Cell Line and Intellectual Property...............................14
      7.2   No other Right or License...................................................................14
8.    TERM AND TERMINATION..............................................................................14
      8.1   Basic Term..................................................................................14
      8.2   Automatic Extension.........................................................................14
      8.3   Early Termination...........................................................................15
      8.4   Termination in case of Breach of Agreement..................................................15
      8.5   Premature Termination.......................................................................15
9.    MISCELLANEOUS.....................................................................................15
      9.1   Force Majeure...............................................................................15
      9.2   Publicity...................................................................................16
      9.3   Notices.....................................................................................16
      9.4   Applicable Law/Jurisdiction.................................................................17
      9.5   Compliance with Laws........................................................................17
      9.6   Independent Contractors.....................................................................18
      9.7   Waiver......................................................................................18
      9.8   Severability................................................................................18
      9.9   Entirety....................................................................................18
      9.10  Assignment..................................................................................18
Appendices..............................................................................................20

L&I Partners, L.P./BI Pharma KG:  Supply Agreement                       Page: 3
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                                SUPPLY AGREEMENT

                                 (ON CAMPATH-1H)

THIS SUPPLY-AGREEMENT ("Agreement") is made effective as of June 4, 1999 ("Effective Date"), by and between

L&I PARTNERS, L.P.
a limited partnership of the State of Delaware, having its principal business offices at 11550 IH 10 West, Suite 300, San Antonio, TX 78230, USA

                              (hereinafter referred to as "L&I PARTNERS, L.P."),

and

BOEHRINGER INGELHEIM PHARMA KG,
whose registered office is at Birkendorfer StraBe 65, 88397 Biberach an der Riss, Federal Republic of Germany

                                    (hereinafter referred to as "BI PHARMA KG").

WITNESSETH

WHEREAS Dr. Karl Thomae GmbH and L&I Partners, L.P. have - among others - concluded a Contract Research and Development Agreement regarding the research and development of a method to produce CAMPATH-1H in a commercial scale, which has been assigned to BI Pharma KG as of January 1, 1998; and

WHEREAS L&I Partners, L.P. has all rights to the Product and is the owner of the Process and

WHEREAS L&I Partners, L.P. wishes BI Pharma KG, and BI Pharma KG accepts, to manufacture and supply L&I Partners, L.P. with Product for commercial use, manufactured in accordance with the Process.

NOW THEREFORE, the parties hereto agree as follows:

1.       DEFINITIONS

In this Agreement the following terms shall have the meanings indicated:

1.1      "L&I PARTNERS, L.P."
         means L&I Partners, L.P., Inc.  as laid down first above.

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          Confidential Materials omitted and filed separately with the
         Securities and Exchange Commission. Asterisks denote omissions.


1.2 "CONTRACT RESEARCH AND DEVELOPMENT AGREEMENT" means the agreement on CAMPATH-1 H (the humanized IgG 1 monoclonal antibody specifically directed against CD 52 between Dr. Karl Thomae GmbH and L&I Partners, L.P dated August 5,1997 regarding the development of the Process and assigned to BI Pharma KG effective as of January 1, 1998.

1.3      "PRODUCT-PRICE"
         means BI Pharma KG's prices for Product, Bulk Product, Final Product and/or Finished Product (as the case may be) to be calculated on the basis of the assumptions set forth in Appendix 1.

1.4      "CAPACITY"
         means BI Pharma KG's at a given time total production capacity per year reserved for CAMPATH-1H in accordance with the Process. The maximum Capacity shall be [**]kg/year of Product based on the assumptions set forth in Appendix 1 unless otherwise agreed upon with a reasonable leadtime.

1.5      "PRODUCT"
         means any product containing CAMPATH-1H in Bulk Product or as Final Product or as Finished Product its sole or combined active ingredient and produced according to the Process.

1.6      "BULK PRODUCT"
         means Product which has been purified to a concentrated form and can be stored in a liquid or frozen form under appropriate conditions.

1.7      "FINAL PRODUCT"
         means unlabelled final container containing liquid Product.

1.8      "FINISHED PRODUCT"
         means Final Product and also labeled and packaged.

1.9      "SPECIFICATIONS"
         mean the specifications to be enclosed hereto as Appendices 3 for Product, Final Product and Finished Product produced and supplied hereunder by BI Pharma KG. These Appendices will be agreed upon by the parties after the finalization of the Process.

1.10     "PROCESS"
         shall be the final Process for manufacturing Product developed and agreed by the parties according to the Contract Research and Development Agreement. The actual Process is laid down in documents added hereto as Appendix 4. For the time being the Process is a [****].

L&I Partners, L.P./BI Pharma KG:  Supply Agreement                       Page: 5
--------------------------------------------------------------------------------


1.11     "CERTIFICATE OF ANALYSIS"
         shall mean a document describing testing methods and results, the accuracy of which has been certified by the issuing party.

1.12     "CERTIFICATE OF COMPLIANCE"
         shall mean a document (a) listing the expiration date and quantity of a particular batch of Bulk Drug, Final Product and/or Finished Product,
         (b) certifying that such batch was manufactured in accordance with all Specifications, current cGMP, the BLA/EMEA dossier for the Product (as applicable), and (c) certifying that such batch is acceptable for manufacturer release. The agreed upon format is attached hereto as Appendix 6.

1.13     ALL OTHER TERMS
         used herein shall have the same meaning as defined in the Contract Research and Development Agreement.

2.       SUPPLY

2.1      EXCLUSIVITY
         Subject to L&I Partners, L.P.'s right to manufacture or have manufactured by a third party Bulk Product and/or Final Product and/or to have a third party to produce Final Product and/or Finished Product from Bulk Product produced by L&I Partners, L.P. as expressly stated in this Agreement, BI Pharma KG will manufacture and supply Product to L&I Partners, L.P. or its designee(s) exclusively throughout the world during the full term of this Agreement and according to the provisions of this Agreement (incl. rolling forecasts and minimum quantities). L&I Partners, L.P. will purchase Product from BI Pharma KG throughout the world for the period of this Agreement. This does not prevent L&I Partners, L.P. to have Product in reasonable quantities manufactured for clinical testing purposes solely elsewhere.

         To minimize the theoretical risk of the exclusiveness the parties have agreed on a stock policy as laid down in Appendix 5.

2.2      CAPACITY, PROCESS AND SPECIFICATIONS
         Subject to Section 3 below BI Pharma KG undertakes to supply L&I Partners, L.P. or its designee(s) with the quantities of Product ordered by L&I Partners, L.P. within its Capacity. All manufacture of Product hereunder will be made in accordance with the Process and will be delivered in agreed form suitably packed as specified in the Specifications.

         In case BI Pharma KG cannot produce sufficient commercial quantities of the Product (provided that L&I Partners, L.P. is adhering to the provisions of this Agreement (e.g. the rolling forecast system) then L&I Partners, L.P. shall have the right to manufacture or have manufactured by a third party the missing quantities; only in this case and if reasonably necessary, BI Pharma KG shall

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         Confidential Materials omitted and filed separately with the
         Securities and Exchange Commission. Asterisks denote omissions.


         assist L&I Partners, L.P. in transfer of the Process for a limited time not to exceed [**] skilled people and [**] L&I Partners, L.P.

         Capacity may be increased by BI Pharma KG on the written request of L&I Partners, L.P. with a reasonable leadtime, not to be less than [**], if the requested increase requires major investment and/or construction and if L&I Partners, L.P. commits itself to the taking over of the expense of the increase of capacity to be reasonably agreed upon by the Parties.

2.3      APPROVED FACILITY
         All quantities of Product will be produced in a production facility designated by BI Pharma KG which is approved by the FDA and/all of the European Community regulatory authorities for commercial scale production and deliveries.

         To the extent that L&I Partners, L.P. requests that BI Pharma KG secure regulatory approval of the manufactured Product in other countries, then BI Pharma KG shall seek such regulatory approval of its production facility unless such approval would require change in the production facility.

         L&I Partners, L.P. shall pay any additional costs for such approval.

         If changes are required by the respective authority and if BI Pharma KG does not agree to make such changes at L&I Partners, L.P.'s expense, then L&I Partners, L.P. shall have the right to seek a third party manufacturer for the respective country(ies).

         BI Pharma KG shall take all commercially reasonable efforts to secure approval of BI Pharma KG's manufacturing facility by the FDA and the respective European regulatory authority and BI Pharma KG's obligations under Section 2.1 above are subject to such approval as the case may be.

2.4      SUBCONTRACTING
         BI Pharma KG will not further contract out to a third party any part of the manufacturing or release-testing of Product without prior written approval from L&I Partners, L.P., which shall not be unreasonably withheld.

2.5      ROLLING FORECASTS
         (1) Beginning as of 10 September 1999 and by the 10th of the last month of each quarter L&I Partners, L.P. will provide BI Pharma KG with a [**] Product forecast planning horizon for Final Product and Finished Product or an update thereof. The planning horizon shall start the first day of the fourth month after the first forecast which shall be January 2000 or an update thereof.

                  The rolling forecasts are to be broken down to single months.

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          Confidential Materials omitted and filed separately with the
         Securities and Exchange Commission. Asterisks denote omissions.


          (2)     The forecast for the first year (months 1-12) are [**].

                  The forecast for the second year (months 13-24) is a [**] forecast which means that the forecast can [**] within this period as follows:

                  the forecast may be [**] within the Capacity, but is limited to the following restrictions [**]:

                  months [**] the forecast can be [**]
                  months [**] the forecast can be [**]
                  months [**] the forecast can be [**]
                  months [**] the forecast can be [**]

                  The forecast for the third year (months 25-36) is a [**] forecast. The rolling forecasts (including [**] orders) for Final Product and Finished Product are laid down in Appendix 2.

         (3)      Whilst the rolling forecast system is not applicable (see
                  Article 2.5(1) above) L&I Partners, L.P. shall place all requirements for Product and Final Product [**].

2.6      QUANTITIES BEYOND THE [**] FORECASTS
         BI Pharma KG shall use reasonable efforts to manufacture and deliver to L&I Partners, L.P. all quantities of the Product beyond the [**] forecasts at L&I Partners, L.P.'s request within its Capacity.

2.7      DELIVERY
         BI Pharma KG shall make deliveries by the 15th day of the month for which [**] order is made.

2.8      MINIMUM QUANTITIES
         Provided that the Product is approved in the USA, and starting as of [**], the minimum quantity of Product to be bought by L&I
         Partners, L.P. each calendar year is [**] based on the assumptions set forth in Appendix 1.

         If the quantity falls below the minimum quantity of [**] of Product annually, BI Pharma KG will charge L&I Partners, L.P. an annual surcharge according to Article 5.2 below.

2.9      EXCLUSIVITY/COMPETITION
         During the term of this Agreement, BI Pharma KG agrees that it will not supply Product to a third party nor shall BI Pharma KG assist any third party with respect to development or manufacture of [**], except where BI Pharma KG is granted marketing rights [**].

L&I Partners, L.P./BI Pharma KG:  Supply Agreement                       Page: 8
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          Confidential Materials omitted and filed separately with the
         Securities and Exchange Commission. Asterisks denote omissions.


3.       QUALITY/WARRANTY/LIABILITY/INDEMNIFICATION

3.1      WARRANTY/LIMITATION
         BI Pharma KG warrants that the Product to be supplied by BI Pharma KG hereunder corresponds to the Specifications and shall be produced according to current GMP standard as of the date and time of production and in accordance with all applicable laws, rules and regulations in the country where produced.

         The Product shall be delivered free and clear of liens and claims which affect title. BI Pharma KG makes no other warranty of any kind, express or implied.

3.2      TESTS OF THE PRODUCT AND AGREED UPON AUDITS
         L&I Partners, L.P. shall have the right to carry out agreed upon customary tests of the Product and agreed upon audits at reasonable times, of the premises and facilities where BI Pharma KG performs work under this Agreement, and of the premises where it stores raw materials, auxiliary materials, intermediates, packing materials for the Product and the Product itself. The agreed upon tests of the Product shall be included in Appendix 3 hereto.

3.3      DEFECTIVE PRODUCT (INCLUDING LOSS AND INACCURATE QUANTITY)
         Claims on account of quantity, quality, loss or damages to the Product shall be made by L&I Partners, L.P. in writing within [**] following receipt thereof, and BI Pharma KG's liability for damages for such claims shall in no event exceed the purchase price or replacement of goods for the particular shipment with respect to which such claims are made. No Product will be returned to BI Pharma KG without BI Pharma KG's written permission.

         If L&I Partners, L.P. claims that any shipment of Product did not at time of delivery meet the Specifications, BI Pharma KG shall conduct an assay of its retained sample from such shipment. If BI Pharma KG agrees with L&I Partners, L.P.'s claim, BI Pharma KG shall replace such shipment of Product within [**] from existing stock of released Product if available, and if not available, at L&I Partners, L.P.'s option, BI Pharma KG shall either replace such shipment of Product within [**] or give credit for such payment to L&I Partners, L.P. If the parties are unable to resolve their differences, then either party may refer the matter to an independent specialized firm of international reputation agreeable to both parties for final analysis, which shall be binding on both parties hereto.

3.4      INDEMNIFICATION BY L&I PARTNERS, L.P.
         In accordance with all applicable laws L&I Partners, L.P. shall be responsible for, and hold BI Pharma KG harmless from any damage, loss, cost or expense relating to third party claims or suits arising from the packaging, use, marketing or sale of the Product by L&I Partners, L.P., or its licensee(s) or other authorized persons or entities, other than those which arise out of a breach of warranty by BI Pharma KG and those which arise out of gross negligence or willful misconduct of BI Pharma KG or its officers, employees or agents, and provided that upon receipt of

L&I Partners, L.P./BI Pharma KG:  Supply Agreement                       Page: 9
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          Confidential Materials omitted and filed separately with the
         Securities and Exchange Commission. Asterisks denote omissions.


         notice by BI Pharma KG of any claims or suits relating to such use or sale of the Product, BI Pharma KG shall notify L&I Partners, L.P. thereof without delay and shall permit L&I Partners, L.P. to handle such claims or suits at the cost and discretion of L&I Partners, L.P. including but not limited to defense, settlement and compromise thereof.

3.5      INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS
         With respect to the Process, L&I Partners, L.P. shall be responsible for and hold BI Pharma KG harmless from any third party claim of infringement of its intellectual property rights from a third party based upon BI Pharma KG's contractual activities hereunder.

3.6      LIMITATION OF WARRANTY/LIABILITY/MAXIMUM AMOUNT
         Except as provided in Article 3.1 above, BI Pharma KG makes no warranty of any kind, express or implied.

         Except for willful misconduct BI Pharma KG shall not be liable for any lost profits or any special, incidental or consequential damages.

         BI Pharma KG's total liability under this Agreement shall in no event exceed [**] of the sales of Product from BI Pharma KG to L&I Partners, L.P. or L&I Partners, L.P.'s licensee(s) of the respective year.

3.7      DELIVERY/RISK OF LOSS
         BI Pharma KG shall deliver or arrange for the delivery of the Product purchased by L&I Partners, L.P. to a carrier designated by L&I Partners, L.P. on the basis of EXW BI Pharma KG's plant in Biberach, in accordance with Incoterms 1990 as published. Title to the Product sold hereunder shall pass to L&I Partners, L.P. and BI Pharma KG's liability as to risk of loss and/or damage during transportation thereof shall cease upon delivery of the Product in good condition to the carrier at BI Pharma KG's plant in Biberach designated by L&I Partners, L.P..

3.8      DOCUMENTATION
         BI Pharma KG shall certify in writing, that each shipment lot of Product, was produced and tested in compliance as of the time of production with (i) the Specifications (including the respective test methods), (ii) the current GMP requirements, (iii) all other applicable regulatory documents, in accordance with procedures agreed between BI Pharma KG and L&I Partners, L.P. BI Pharma KG shall provide L&I Partners, L.P. with a Certificate of Analysis appropriately signed and a Certificate of Compliance appropriately signed by BI Pharma KG's quality assurance, as are necessary to demonstrate BI Pharma KG 's compliance with this Article 3.8 for and with each shipment lot from BI Pharma KG 's manufacture site.

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         Confidential Materials omitted and filed separately with the
         Securities and Exchange Commission. Asterisks denote omissions.

3.9      INDEMNIFICATION BY BI PHARMA KG
         BI Pharma KG shall indemnify, defend and hold L&I Partners, L.P. and its officers, employees and agents harmless from and against all third party losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees), including injury to persons or damage to property, resulting from any breach of the warranties made by BI Pharma KG under this Agreement or which arise out of and are proved to be directly associated with the gross negligence or willful misconduct of BI Pharma KG or its officers, employees or agents in carrying the obligations under this Agreement and provided that upon receipt of notice by L&I Partners, L.P. of any claims or suits relating to such use or sale of the Product, L&I Partners, L.P. shall notify BI Pharma KG thereof without delay and shall permit BI Pharma KG to handle such claims or suits at the cost and discretion of BI Pharma KG including but not limited to defense, settlement and compromise thereof.

3.10     SUPERIORITY
         No provision on L&I Partners, L.P.'s purchase order forms or in BI Pharma KG's General Conditions of Sale which may purport to impose different conditions upon L&I Partners, L.P. or BI Pharma KG, nor any other modification of this Agreement, will be of any force and effect, unless in writing and signed by both parties claimed to be bound thereby. In the event of any inconsistencies the terms of this Agreement shall govern.

4.       SUPPORT REGARDING POST LICENSING ISSUES

         BI Pharma KG is willing to support L&I Partners, L.P. with regard to post licensing issues (e.g. possible registration-issues in the various countries) on commercial conditions to be agreed upon separately.

5.       PRICE AND PAYMENT

5.1      PRODUCT-PRICE
         The Product-price for the Product shall be calculated according to the scheme laid down in Appendix 1. The basic product assumptions of that scheme as [**] will be reassessed after scale-up of the Process to the commercial scale after the [**]manufacturing campaign successful batches and then be valid for this Agreement.

5.2      SURCHARGE
         If L&I Partners, L.P. doesn't purchase the minimum quantities of Product in a given year (i.e. supplied quantities are below minimum quantities), L&I Partners, L.P. shall pay a surcharge according to the scheme in Appendix 1.

5.3      PAYMENT CONDITIONS
         (1)      Premarketing Phase:

         The Product-price for Product ordered by L&I Partners, L.P. or according to L&I Partners, L.P.'s instructions during the premarketing phase shall be payable by

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         Securities and Exchange Commission. Asterisks denote omissions.


         L&I Partners, L.P. within 30 (thirty) days after receipt by L&I Partners, L.P. of notification of release of the respective Bulk Product.

(2)      Marketing Phase:

         Unless otherwise provided for in Article 5.3 (1) above, the Product-price for Product delivered to L&I Partners, L.P. or according to L&I Partners, L.P.'s instructions shall be payable by L&I Partners, L.P. within 30 (thirty) days after receipt of Product by the respective party.

(3)      Surcharge:

         The surcharge according to Article 5.2 above shall be payable within 30 (thirty) days after receipt of the respective invoice.

(4)      Invoice/Transfer of Payments:

         All invoices under this Agreement shall be made by BI Pharma KG in Deutsche Mark and all payments under this Agreement shall be made by L&I Partners, L.P. in DEM (Deutsche Mark) by wire transfer to an account to be nominated by BI Pharma KG.

5.4      CURRENCY/CONVERSION
         "Deutsche Mark" or "DEM" means the lawful currency for the time being of Germany or, in case of the implementation of the European Monetary Union, the "Euro" on the basis of the official conversion rate.

         Currency conversions, if any, shall be made using the average quarterly exchange rates published regularly by Deutsche Bank AG, Frankfurt, or its successor. The average will be calculated by summing the exchange rates for the final business day of each of the 3 (three) months in the applicable calendar quarter and dividing by 3 (three). All currency conversions will be calculated to an accuracy of at least 3 (three) digits after the decimal point.

5.5      PRICES ADJUSTMENTS
         (a) The Product-price mentioned in Article 5.1 above (basis 14.05.1998) may be increased by BI Pharma KG effective at the beginning of a calendar year (for the first time effective January 1, 2000) by [**] per year for [**].

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         Securities and Exchange Commission. Asterisks denote omissions.


         (b) In case any cost increases (in terms of [**] of [**] for [**] and/or [**]) by more than [**] in a given calendar year, which BI Pharma KG must demonstrate, the parties shall agree upon the direct amount of such increase based on good faith negotiations to be effective on January 1st of the calendar year following the more than [**] increase and the price for Product in such calendar year shall be increased for such amount, provided that the price increase taken by BI Pharma KG under Article 5.5 (a) shall be [**] under this Article 5.5 (b).

         (c) In case of any cost decrease (as defined in lit. (b) above) by more than [**] in a given calendar year, the parties shall agree upon the direct amount of such decrease based on good faith negotiations to be effective on January 1st of the calendar year following the more than [**] decrease and the price for Product in such calendar year shall be decreased for such amount.

         (d) In case of a change of the Process which lasting influences the basic assumptions, the price shall be recalculated according to Appendix 1 after [**] and the parties shall agree on a new price for Product on the basis of an [**] of the [**] as an [**] and BI Pharma KG shall on an ongoing basis intend to provide suggestions for such enhancements of the Process. Such agreed new price will then be effective for Product produced with the new Process from the next run on.

         (e) L&I Partners, L.P. may elect whether the direct amount of an increase according to (a) and (b) above is payable pursuant to a separate invoice or by a proportional increase in the price for Bulk Product, Final Product and/or Finished Product. If L&I Partners, L.P. [**] BI Pharma KG that [**] for [**] can be [**] a [**] and of [**] and [**] than [**]
                  of [**], then [**] for [**] Article 5.5 (b).

5.6      INTRODUCTION OF THE EURO
         The introduction of the Euro as the legal currency or legal tender in Germany (see Article 5.4 above) shall in no way affect the validity of this Agreement and shall not entitle any party hereto to terminate, or to require any amendment to this Agreement.

L&I Partners, L.P./BI Pharma KG:  Supply Agreement                      Page: 13
--------------------------------------------------------------------------------


6.       CONFIDENTIALITY

6.1      BI PHARMA KG
         shall not disclose L&I Partners, L.P. Confidential Information to any person other than its employees or employees of affiliated companies of the Boehringer Ingelheim group who have a need to know such information in order to perform their duties in carrying out the work hereunder and who have an obligation to maintain the confidentiality thereof as provided herein without the other party's written consent.

6.2      L&I PARTNERS, L.P.
         shall not disclose any BI Pharma KG Confidential Information to any person other than

         (a) its employees or consultants who are bound by similar obligations of confidentiality and who have a need to know such information in order to provide direction to BI Pharma KG or evaluate the results of the work, or

         (b) regulatory authorities, for example, the FDA, that require such information in order to review an IND, BLA or other regulatory filing. BI Pharma KG will be informed and must agree prior to filing of any BI Pharma KG Confidential Information to regulatory authorities. In these cases where BI Pharma KG restricts L&I Partners, L.P.'s ability to file BI Pharma KG Confidential Information, BI Pharma KG agrees to provide the Confidential Information directly to the regulatory authorities and will provide a letter of authorization for cross-reference to L&I Partners, L.P.

         (c) persons or entities that manufacture Product for L&I Partners, L.P. after termination of this Agreement or during this Agreement as permitted herein without the other party's written consent.

6.3      EXCEPTIONS

         The obligations of confidentiality applicable to L&I Partners, L.P. Confidential Information and BI Pharma KG Confidential Information shall not apply to any information that is:

         (a) known publicly or becomes known publicly through no fault of the recipient;

         (b) learned by the recipient from a third party entitled to disclose it;

         (c) developed by the recipient independently of information obtained from the disclosing party;

         (d) already known to the recipient before receipt from the disclosing party, as shown by its prior written records;

L&I Partners, L.P./BI Pharma KG:  Supply Agreement                      Page: 14
--------------------------------------------------------------------------------


         (e) required to be disclosed by law, regulation (e.g. by SEC-regulation) or the order of a judicial or administrative authority; or

         (f) released with the prior written consent of the disclosing party.

         (g) released to a potential marketing partner after written notice thereof to BI Pharma KG and under secrecy obligations covering at least the same extent as stated herein.

7.       LICENSE

7.1      USE OF L&I PARTNERS, L.P. CELL LINE AND INTELLECTUAL PROPERTY
         L&I Partners, L.P. and BI Pharma KG hereby acknowledge and agree that L&I Partners, L.P. is providing Cell Line, Process and L&I Partners, L.P. Confidential Information to BI Pharma KG for use by BI Pharma KG on behalf of and for the benefit of L&I Partners, L.P. for the purposes of this Agreement, that BI Pharma KG will make use thereof solely for such purposes and that L&I Partners, L.P. hereby consents to such use. BI Pharma KG agrees that L&I Partners is the owner of the Cell Line, Process, and L&I Partners Confidential Information, and upon termination of this Agreement such shall be returned to L&I Partners, L.P., provided however, that BI Pharma KG shall have the right to retain one copy/sample for documentation purposes solely or if and when and to the extent required by law or regulation.

7.2      NO OTHER RIGHT OR LICENSE
         Except as granted under this Agreement, no right or license, either express or implied, under any patent or proprietary right is granted hereunder by virtue of the disclosure of L&I Partners, L.P. Confidential

         Information or BI Pharma KG Confidential Information.

8.       TERM AND TERMINATION

8.1      BASIC TERM
         This Agreement will come into force and effect as of the date first above written, and shall remain valid until December 31, 2006.

8.2      AUTOMATIC EXTENSION
         This Agreement will automatically extend for additional 3 (three) year periods in the absence of a written notice of termination by one of the parties to the other and such written notice shall be given no later than 2 (two) years prior to the end of the fix period and 3 (three) years prior to the end of any extension period.

L&I Partners, L.P./BI Pharma KG:  Supply Agreement                      Page: 15
--------------------------------------------------------------------------------
          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


8.3      EARLY TERMINATION
         To the extent permitted by law, if either party shall become insolvent or shall make assignment for the benefit of creditors, or proceedings in voluntary bankruptcy shall be instituted on behalf of or against a party or a receiver or trustee of all, or substantially all of the property of a party shall be appointed to a third party, the other party shall be entitled to terminate this Agreement by giving written notice to this effect to the first party whereupon this Agreement shall so terminate, unless such situation is rectified within a period of 60 (sixty) days.

8.4      TERMINATION IN CASE OF BREACH OF AGREEMENT
         Either party may terminate this Agreement for any material breach of this Agreement, if such breach is not cured within 90 (ninety) days following receipt by the party committing the breach of written notice of the intent to terminate. Such termination shall become effective immediately upon further notice to the defaulting party.

8.5      PREMATURE TERMINATION
8.5.1 This Agreement may be terminated by L&I Partners, L.P. at any time if L&I Partners, L.P. shall withdraw the Product from all relevant markets (US, Canadian and Europe).

8.5.2 In this case L&I Partners, L.P. will pay to BI Pharma KG the Product-price for the [**]ordered quantities (see Article 2.5 above) of the Product.

8.5.3 Moreover, L&I Partners, L.P. will pay to BI Pharma KG an amount to cover the production loss caused by the premature termination as follows:

         for the 2 (two) years following the [**] order period (which is year 1) L&I Partners, L.P. will pay the Product price for the minimum quantity (according to Article 2.8 above) [**]

         [**] for year 2
         [**] for year 3.

8.5.4    Due Date

         These payments shall be due within 1 (one) month after receipt by BI Pharma KG of the notice of premature termination from L&I Partners, L.P. and receipt by L&I Partners, L.P. of the respective invoice of BI Pharma KG.

9.       MISCELLANEOUS

9.1      FORCE MAJEURE
         Neither party shall be in breach of this Agreement if there is any failure of performance under this Agreement (except for payment of any amounts due hereunder) occasioned by any act of God, fire, act of government or state, war,

L&I Partners, L.P./BI Pharma KG:  Supply Agreement                      Page: 16
--------------------------------------------------------------------------------


         civil commotion, insurrection, embargo, prevention from or hindrance in obtaining energy or other utilities, labor disputes of whatever nature or any other reason beyond the control of either party; provided, however, that if a party is not able to perform because of a force majeure pursuant to this Article 8.1 for a period of 6 (six) months, the other party may terminate this Agreement with immediate effect. In this case the provisions of Article 8.5.3 shall not apply.

9.2      PUBLICITY

         No press release or other form of publicity regarding the work performed hereunder or this Agreement shall be permitted by either party to be published unless both parties have indicated their consent to the form of the release in writing.

         Nothing in this Article 9.2 shall prevent the parties from disclosing this Agreement as required by applicable laws, rules or regulations.

9.3      NOTICES

         Any notice required or permitted to be given hereunder by either party shall be in writing and shall be (i) delivered personally, (ii) sent by registered mail, return receipt requested, postage prepaid, (iii) delivered by facsimile with immediate telephonic confirmation of receipt, to the addresses or facsimile numbers set forth below or (iv) sent by overnight carrier (such as Federal Express, UPS, DHL, MSAS, World Courier):

L&I Partners, L.P./BI Pharma KG:  Supply Agreement                      Page: 17
--------------------------------------------------------------------------------


If to BI Pharma KG:                 Boehringer Ingelheim Pharma KG
                                    Birkendorfer StraBe 65
                                    D-88397 Biberach an der Riss
                                    Federal Republic of Germany
                                    Attention: Dr. Wolfram Carius
                                    Fax:  0 73 51/54 - 9 80 49
                                    Phone:  0 73 51/54 - 94 21

If to L&I Partners, L.P.:           LeukoSite Inc.
                                    215 First Street
                                    Cambridge, MA 02142
                                    Attention: President and CEO
                                    Fax:  617/621 93 49
                                    Phone:  617/621 93 50
                                    with a copy to
                                    Chief Financial Officer and/or
                                    Vice President Manufacturing
                                    at the same address

         Each notice shall be deemed given (i) on the date it is received if it is delivered personally, (ii) 3 (three) days after the date it is sent by Federal Express, UPS, DHL, MSAS, World Courier or similar service if receipt is immediately confirmed in writing (iii) on the date it is received if it is sent by facsimile with immediate telephonic confirmation of receipt.

9.4      APPLICABLE LAW/JURISDICTION
         This Agreement shall be governed by and construed in accordance with the laws of Germany without regard to its choice of law principles. The courts of the place of domicile of BI Pharma KG shall have exclusive jurisdiction over all legal matters and proceedings hereunder.

         In case of any dispute, claim or controversy arising out of or relating to the interpretation, execution or performance of this Agreement the parties shall first try to settle the matter amicably, possibly by having recourse to a neutral person acceptable to both parties.

9.5      COMPLIANCE WITH LAWS
         BI Pharma KG shall perform the work hereunder in conformance with current GMP, at the time of the respective production, as applicable, and all German and/or EEC laws, ordinances and governmental rules or regulations pertaining thereto.

L&I Partners, L.P./BI Pharma KG:  Supply Agreement                      Page: 18
--------------------------------------------------------------------------------


9.6      INDEPENDENT CONTRACTORS
         Each of the parties hereto is an independent contractor and nothing herein contained shall be deemed to constitute the relationship of partners, joint ventures, nor of principal and agent between the parties hereto. Neither party shall hold itself out to third persons as purporting to act on behalf of, or serving as the agent of, the other party.

9.7      WAIVER
         No waiver of any term, provision or condition of this Agreement whether by conduct or otherwise in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such term, provision or condition or of any other term, provision or condition of this Agreement.

9.8      SEVERABILITY
         If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction all other provisions shall continue in full force and effect. The parties hereby agree to attempt to substitute for any invalid or unenforceable provision a valid or enforceable provision which achieves to the greatest extent possible the economic legal and commercial objectives of the invalid or unenforceable provision.

9.9      ENTIRETY
         This Agreement, including any exhibits and appendices attached hereto and referenced herein, constitutes the full understanding of the parties and a complete and exclusive statement of the terms of their agreement, and no terms, conditions, understandings or agreements purporting to modify or vary the terms thereof shall be binding unless they are hereafter made in writing and signed by both parties.

9.10     ASSIGNMENT
         This Agreement shall be binding upon the successors and assigns of the parties and the name of a party appearing herein shall be deemed to include the names of its successors and assigns provided always that nothing herein shall permit any assignment by either party.

         However, BI Pharma KG may assign this Agreement to an affiliated company taking over the operative biotech business of BI Pharma KG and L&I Partners, L.P. may assign this Agreement in the case of a merger or acquisition or transfer of its assets related to this Agreement to a third party without the prior written consent of BI Pharma KG.

L&I Partners, L.P./BI Pharma KG:  Supply Agreement                      Page: 19
--------------------------------------------------------------------------------


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives on the day and year first above written.

Cambridge JUNE 4, 1999                          Biberach, MAY 5TH, 1999
          ------------                                    -------------
L&I PARTNERS, L.P., INC.                        BOEHRINGER INGELHEIM PHARMA KG
                                                                           ppa.


         [Illegible]                            /s/ Dr. Deter Jacob       /s/ Prof. Dr. Rolf G. Werner
------------------------------------            -------------------       ----------------------------
                                                Dr. Deter Jacob           Prof. Dr. Rolf G. Werner
                                                (Member of the Board)     (Head of Biotech worldwide)

L&I Partners, L.P./BI Pharma KG:  Supply Agreement                      Page: 20
--------------------------------------------------------------------------------


APPENDICES



Appendix 1:       Product-price and basic product assumptions

Appendix 2:       Rolling forecast for Final Product and Finished Product

Appendix 3:       Specifications for Product including tests

Appendix 4:       Process Description

Appendix 5:       Agreed upon stock policy of the Parties

Appendix 6:       Agreed upon format of "Certificate of Compliance"

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                                                      APPENDIX 1

                         MASTER PROJECTPLAN : CAMPATH-1H
                          L & I PARTNERS / BI PHARMA KG

      Basic Production Assumptions and Pricing System for Commercial Supply

PRODUCTION ASSUMPTIONS:

                  [**]

         Total material amount [**]

                                    SUPPLY QUANTITY PER YEAR      PRICE PER GRAM

                                                       [**]              [**]

PRICE FOR STERILE LIQUID FILLING FOR COMMERCIAL SUPPLY

         BATCH SIZE [**]                                                 [**]
         [**]

         BATCH SIZE [**]
         [**]                                                            [**]

PRICE FOR LABELING AND PACKAGING FOR COMMERCIAL SUPPLY

                  [**]                                                   [**]
*)S = SURCHARGE

         The surcharge system is effective, [**]

PRICE CALCULATION FINISHED PRODUCT

         [**]

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                                                     APPENDIX 2a

Example for firm order in pre approval phase

                ORDER PLANNING SYSTEM OF CAMPATH-1H FINAL PRODUCT
                       COMMERCIAL SUPPLY PRE FDA APPROVAL





                                      [**]

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.



                                                                     APPENDIX 2b


                ROLLING FORECAST PLANNING SYSTEM OF FINAL PRODUCT
                         CAMPATH-1H (COMMERCIAL SUPPLY)
                                POST FDA APPROVAL







                                      [**]

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                                                      APPENDIX 3
                                                                   (Page 1 of 2)



SPECIFICATIONS FOR PRODUCT CAMPATH 1H
INCLUDING TESTS



TABLE 1  SPECIFICATIONS FOR BULK DRUG SUBSTANCE**





                                      [**]

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                                                      APPENDIX 3
                                                                   (Page 2 of 2)

TABLE 2  SPECIFICATIONS FOR DRUG PRODUCT RELEASE

                                                       [**]

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                                                      APPENDIX 4

DESCRIPTION OF THE PROCESS

The Process for manufacturing Product as agreed upon by the Parties is described in detail in Section 4.2.3.3., "Description of the Manufacturing Process" of the BLA (Biologics License Application) as first submitted to the FDA.

                                                                      APPENDIX 5

(Section 2.1 of the Supply Agreement on Campath-1H)

              SAFETY STOCK POLICY

              Drug Product, Finished Product [**]
              Bulk Drug Substance [**]
              Raw material [**]


   The safety stock quantity is calculated based on the given [**] product request and should ensure a high service level

  The safety stocks are built up [**] with respect to the shelf life of the product and manufacturing flexibility.

                                                                      APPENDIX 6

Agreed upon format of "Certificate of Compliance"

See Attachment

                                                                      APPENDIX 6

Boehringer
Ingelheim                  CERTIFICATE OF COMPLIANCE


_______________________________________________________________________________


Product:


_______________________________________________________________________________


Lot No.:


_______________________________________________________________________________


Manufacturing Date:
Expiration Date:        ___________________

Number of ampoules:



--------------------------------------------------------------------------------


It is hereby certified that all manufacturing documents including batch manufacturing records and in-process control sheets have been inspected and found to be in compliance with current specifications and that the analyses carried out in our control laboratory have revealed the results of the attached analytical certificates and are in compliance with current specifications.

If occurred, deviations during manufacturing and testing of the product are documented in the batch manufacturing and testing records and have been assessed and found to be acceptable.

The batch was manufactured in accordance with cGMP's and with the product's
BLA.

The lot is approved and released.

BOEHRINGER INGELHEIM PHARMA KG

QUALITY ASSURANCE

Signature:
                  --------------------------------


Date:

                  --------------------------------
                              (day/month/year)